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                                                                    EXHIBIT 99.2



FOR IMMEDIATE RELEASE

CONTACT::   REX GWINN, WESTERN ATLAS  (713)  972-4980
              JOEL FRIEDMAN, 3-D GEOPHYSICAL  (212) 317-1234


Western Atlas Signs Merger Agreement with 3-D Geophysical


HOUSTON, TEXAS, AND LITTLETON, COLORADO -- MARCH 9, 1998 -- WESTERN ATLAS INC. (NYSE: WAI) AND 3-D GEOPHYSICAL, INC. (NASDAQ: TDGO) ANNOUNCED TODAY THAT THEY HAVE SIGNED A DEFINITIVE MERGER AGREEMENT PROVIDING FOR WESTERN ATLAS TO ACQUIRE 3-D GEOPHYSICAL, A COLORADO-BASED SUPPLIER OF SEISMIC DATA ACQUISITION SERVICES.

WESTERN ATLAS WILL OFFER 3-D GEOPHYSICAL SHAREHOLDERS $9.65 PER COMMON SHARE IN AN ALL-CASH TENDER OFFER THAT WILL COMMENCE WITHIN THE NEXT FIVE BUSINESS DAYS. FOLLOWING CONSUMMATION OF THE TENDER OFFER, 3-D GEOPHYSICAL SHARES NOT PURCHASED IN THE TENDER OFFER WILL BE ACQUIRED FOR $9.65 PER SHARE IN CASH IN A SUBSEQUENT MERGER. 3-D GEOPHYSICAL HAS APPROXIMATELY 11.9 MILLION OUTSTANDING SHARES.

THE OFFER WILL BE SUBJECT TO THE TENDER OF A MAJORITY OF 3-D GEOPHYSICAL'S OUTSTANDING SHARES, EXPIRATION OF THE HART- SCOTT-RODINO ACT WAITING PERIOD, AND OTHER CUSTOMARY CONDITIONS. THE TENDER OFFER AND THE MERGER HAVE BEEN UNANIMOUSLY APPROVED BY 3-D GEOPHYSICAL'S BOARD OF DIRECTORS, WHICH HAS RECEIVED A FAIRNESS OPINION FROM ITS FINANCIAL ADVISOR, SALOMON SMITH BARNEY. REVENUES OF 3-D GEOPHYSICAL ARE EXPECTED TO EXCEED $100 MILLION FOR 1997. THE COMPANY WILL BECOME PART OF THE WESTERN GEOPHYSICAL DIVISION OF WESTERN ATLAS INC.

"THE ACQUISITION OF 3-D GEOPHYSICAL WILL ACCELERATE THE GROWTH OF WESTERN ATLAS AS A LEADING SUPPLIER OF SEISMIC SERVICES," SAID WESTERN ATLAS PRESIDENT AND CEO JOHN RUSSELL. "IT WILL NOT IMPACT WESTERN ATLAS' 1998 EARNINGS, BUT WILL BE ACCRETIVE FOR 1999 ONWARD."

"3-D GEOPHYSICAL HAS A STRONG PRESENCE IN NORTH AMERICA," SAID RICHARD WHITE, PRESIDENT OF WESTERN GEOPHYSICAL. "THE EMPLOYEES OF 3-D GEOPHYSICAL ARE HIGHLY SKILLED AND EXPERIENCED, AND WE'RE PLEASED TO BE INCLUDING THEM IN WESTERN GEOPHYSICAL. THEY WILL BE A VALUED ADDITION TO OUR TEAM. BRINGING THESE TWO ORGANIZATIONS TOGETHER INCREASES OUR SEISMIC DATA ACQUISITION
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WESTERN ATLAS SIGNS MERGER AGREEMENT WITH 3-D GEOPHYSICAL, CONTINUED


CAPABILITIES IN THE U.S., STRENGTHENS OUR BUSINESS IN ALASKA AND CERTAIN AREAS IN LATIN AMERICA, AND EXPANDS OUR PRESENCE IN CANADA."

"WE AT 3-D GEOPHYSICAL LOOK FORWARD TO JOINING THE WESTERN TEAM," SAID JOEL FRIEDMAN, CHAIRMAN AND CEO OF 3-D GEOPHYSICAL, INC. "THIS COMBINATION WITH WESTERN SATISFIES OUR THREE PRIMARY GOALS: ENHANCING SHAREHOLDER VALUE, PROVIDING THE BEST SERVICE TO OUR CLIENTS, AND OFFERING THE MOST OPPORTUNITY FOR PERSONAL GROWTH TO OUR EMPLOYEES."

3-D GEOPHYSICAL HAS 11 CREWS OPERATING LAND-BASED AND SHALLOW-WATER SEISMIC DATA ACQUISITION SYSTEMS UTILIZING STATE-OF- THE-ART RECORDING EQUIPMENT WITH APPROXIMATELY 26,000 CHANNELS. THE COMPANY ALSO OFFERS DATA PROCESSING SERVICES IN MEXICO. FOLLOWING ITS INITIAL PUBLIC OFFERING IN FEBRUARY 1996, THE COMPANY ACQUIRED SEVERAL ESTABLISHED SEISMIC DATA ACQUISITION BUSINESSES: NORTHERN GEOPHYSICAL OF AMERICA INC., GEOEVALUACIONES, S. A. DE C.V., KEMP GEOPHYSICAL CORPORATION, PARAGON GEOPHYSICAL, PIASA (A MEXICAN SEISMIC DATA PROCESSING COMPANY), AND CALGARY-BASED J.R.S. EXPLORATION CO. LTD., WHICH EXTENDED THE COMPANY'S SERVICES INTO CANADA.

WESTERN ATLAS INC., BASED IN HOUSTON, TEXAS IS ONE OF THE WORLD'S LEADING OILFIELD SERVICES COMPANIES, PROVIDING SEISMIC, WELL-LOGGING, AND RESERVOIR INFORMATION SERVICES TO THE ENERGY INDUSTRY.

THE STATEMENTS IN THIS RELEASE RELATING TO MATTERS THAT ARE NOT HISTORICAL FACTS, INCLUDING, WITHOUT LIMITATIONS, STATEMENTS REGARDING THE DEMAND FOR THE COMPANY'S SERVICES, ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF
SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. SUCH FORWARD-LOOKING STATEMENTS INVOLVE AND ARE DEPENDENT UPON CERTAIN RISKS AND UNCERTAINTIES, INCLUDING, BUT NOT LIMITED TO, THE FOLLOWING WHICH ARE BEYOND THE COMPANY'S CONTROL:
DEPENDENCE ON ENERGY INDUSTRY SPENDING; WORLDWIDE PRICES AND DEMAND FOR OIL AND GAS; THE PRESENCE OF COMPETITORS WITH GREATER FINANCIAL AND OTHER RESOURCES; TECHNOLOGICAL CHANGES AND DEVELOPMENTS; OPERATING RISKS INHERENT IN THE OILFIELD SERVICES INDUSTRY; REGULATORY UNCERTAINTIES; WORLDWIDE POLITICAL STABILITY AND ECONOMIC CONDITIONS; OPERATING RISKS ASSOCIATED WITH INTERNATIONAL ACTIVITIES; AND OTHER RISKS AND UNCERTAINTIES DESCRIBED MORE FULLY IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.
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